UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 2005

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 18, 2005, IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") signed a commitment letter that includes term sheets attached thereto (the "Commitment Letter") and related fee letters with Wachovia Bank, National Association and JPMorgan Chase Bank, N.A. (collectively, the "Agents") and Wachovia Capital Markets, LLC  and J.P. Morgan Securities, Inc. (collectively, the "Joint Arrangers").  Pursuant to the Commitment Letter, the Agents agreed to provide a portion of the credit facilities ("Credit Facilities") and the Joint Arrangers agreed, on a best efforts basis, to arrange and syndicate the remaining portion of the Credit Facilities contemplated by the Commitment Letter in the aggregate principal amount of up to $350 million.

The Credit Facilities will be a five-year unsecured revolving credit facility for Idaho Power in the aggregate principal amount of up to $200 million and a five-year unsecured revolving credit facility for IDACORP in the aggregate principal amount of up to $150 million.  The proceeds from the Credit Facilities will be used to (i) refinance debt under existing credit agreements, (ii) pay fees and expenses in connection with the Credit Facilities and (iii) provide for working capital and general corporate requirements, including commercial paper backup.  The Credit Facilities are expected to be finalized by May 2005.

Under the terms of the Commitment Letter, IDACORP and Idaho Power Company agreed to, among other things, (i) pay the reasonable fees and expenses of the Agents and Joint Arrangers in connection with their syndication efforts, (ii) indemnify and hold harmless the Agents and Joint Arrangers from any losses, claims, damages, liabilities and related expenses incurred by the Agents and Joint Arrangers in connection with the delivery of the Commitment Letter and use of the proposed Credit Facilities and (iii) assist the Joint Arrangers in their syndication efforts by promptly preparing information reasonably required by the Joint Arrangers and making appropriate officers of IDACORP and Idaho Power available to participate in meetings with potential lenders.

The commitment of the Agents is subject to, among other things, receipt by the Joint Arrangers of commitments from other lenders in the aggregate amount not already committed by the Agents under the Commitment Letter, negotiation and execution of definitive credit agreements and related documents and satisfaction of other customary conditions precedent for financings of this type.  There can be no assurance that these conditions will be satisfied.  The commitments of the Agents and Joint Arrangers expire on May 15, 2005.

The Commitment Letter is filed as Exhibit 10 to this report and is incorporated herein by reference.

ITEM 2.03      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

As described above in Item 1.01, IDACORP and Idaho Power have signed a Commitment Letter with the Agents and Joint Arrangers for Credit Facilities in the aggregate principal amount of up to $350 million.  The Commitment Letter is filed as Exhibit 10 to this report and is incorporated herein by reference.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Number	Description
10

Commitment Letter, dated March 18, 2005, from Wachovia Bank, National Association and JPMorgan Chase Bank, N.A. and Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc. to Idaho Power Company and IDACORP, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005

IDACORP, Inc.

By:   /s/ Thomas R. Saldin
Thomas R. Saldin
Senior Vice President,
General Counsel and
Secretary

IDAHO POWER COMPANY

By:   /s/ Thomas R. Saldin
Thomas R. Saldin
Senior Vice President,
General Counsel and
Secretary

INDEX TO EXHIBITS

Number	Description
10

Commitment Letter, dated March 18, 2005, from Wachovia Bank, National Association and JPMorgan Chase Bank, N.A. and Wachovia Capital Markets, LLC and J.P. Morgan Securities, Inc. to Idaho Power Company and IDACORP, Inc.